                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
              8 3/4% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                              FOR ALL OUTSTANDING
              8 3/4% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                       OF

                          CHANCELLOR MEDIA CORPORATION
                                 OF LOS ANGELES
       (AS SUCCESSOR BY MERGER TO CHANCELLOR RADIO BROADCASTING COMPANY)

               PURSUANT TO THE PROSPECTUS DATED OCTOBER 16, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 17, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").

           TO: U.S. TRUST COMPANY OF TEXAS, N.A., THE EXCHANGE AGENT

     By Overnight Courier:           Telephone Transmission:        By Registered or Certified
 U.S. Trust Company of Texas,         (212) 420-6504 (fax)                     Mail:
             N.A.                     Confirm by Telephone:        U.S. Trust Company of Texas,
     ATTN: Corporate Trust               (800) 225-2398                        N.A.
  770 Broadway -- 13th Floor            By Hand Delivery:              ATTN: Corporate Trust
 New York, New York 10003-9598    U.S. Trust Company of Texas,      P.O. Box 841 Cooper Station
                                              N.A.                   New York, New York 10276
                                      ATTN: Corporate Trust
                                   111 Broadway -- Lower Level
                                  New York, New York 10006-1906

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE FACSIMILE NUMBER LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated October 16, 1997 (the "Prospectus") of Chancellor Media Corporation of Los Angeles, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 3/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8 3/4% Senior Subordinated Notes due 2007, Series A (the "Original Notes"), of which $200,000,000 principal amount is outstanding. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus. The Original Notes were issued on June 24, 1997 by Chancellor Radio Broadcasting Company ("CRBC") and were assumed by the Company upon the merger of CRBC with and into the Company on September 5, 1997. See "Business and Properties -- Recent Developments -- The Chancellor Merger" in the Prospectus.

     All holders of Original Notes who wish to tender their Original Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter of Transmittal to the Exchange Agent, in person or to the address set forth above, or in lieu thereof, indicate assent to the terms of the Letter of Transmittal by posting an Agent's Message (as defined in the instructions) through the Automated Tender Offer Program ("ATOP") of The Depository Trust Company ("DTC"); and (2) tender his or her Original Notes or, if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the

Exchange Agent at DTC (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus. (See Instruction 1).

     The term "Holder" with respect to the Exchange Offer means any person in whose name the Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or to Chancellor Media Corporation of Los Angeles, 433 East Las Colinas Boulevard, Suite 1130, Irving, TX 75039 (telephone: (972) 869-9020).

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
           THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

     List in Box 1 below the Original Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Original Notes on a separate SIGNED schedule and affix that schedule to this Letter of Transmittal.

---------------------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF 8 3/4% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                           AMOUNT
                                                                                      AGGREGATE          TENDERED(2)
                                                                                      PRINCIPAL          (MUST BE IN
NAMES AND ADDRESS(ES) OF                                                               AMOUNT             INTEGRAL
REGISTERED HOLDER(S)                                             CERTIFICATE       REPRESENTED BY         MULTIPLES
(PLEASE FILL IN, IF BLANK)                                      NUMBER(S)(1)      CERTIFICATE(S)(1)      OF $1,000)
---------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------

                                                               ------------------------------------------------------------
                                                                    TOTAL
---------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders tendering by book-entry transfer (see below).
 (2) Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 8 3/4% Senior
     Subordinated Notes due 2007, Series A will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)". If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of 8 3/4% Senior
     Subordinated Notes due 2007, Series A. All other tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes, with full power of substitution, to: (i) deliver certificates for such Original Notes; (ii) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Original Notes tendered under the Exchange Offer; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of CRBC or the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-marking activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     By tendering Original Notes, the Transferor certifies (a) that it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Original Notes acquired directly from Chancellor Radio Broadcasting Company ("CRBC", predecessor entity to the Company) or an affiliate or CRBC or the Company, that it is acquiring the Exchange Notes offered hereby in the ordinary course of such Transferor's business and that such Transferor has no arrangement with any person to participate in the distribution of such Exchange Notes or (b) that it is an "affiliate" (as so defined) of CRBC, the Company or of the Initial Purchasers, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

     If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, legal representatives, successors, assigns, executors and administrators. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offer-Procedures for Tendering Original Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," the Exchange Agent will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and will return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Exchange Agent will send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) will be returned to, the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, the Exchange Agent will issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and will return any Original Notes not tendered or not exchanged and will send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

     Holders of Original Notes who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis) may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

   Name of Tendering Institution
                                ------------------------------------------------

   Account Number
                 ---------------------------------------------------------------

   Transaction Code Number
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Original Noteholder(s)
                                                --------------------------------

   Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

   Window Ticket Number (if available)
                                       -----------------------------------------

   Name of Institution which Guaranteed Delivery
                                                  ------------------------------

   Account Number (if delivered by book-entry transfer)
                                                        ------------------------

                        PLEASE SIGN HERE WHETHER OR NOT
              ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
---------------------------------------------------------------------------
                                                             Date
X
---------------------------------------------------------------------------
Signature(s) of Registered Holder(s) Date or Authorized      Date
Signatory

Area Code and Telephone Number:
                               ------------------------------------

     The above lines must be signed by the registered holder(s) of Original Notes as their name(s) appear(s) on the Original Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
(If required by Instruction 4)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

Dated:
      ------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5, AND 6)

  To be completed ONLY (i) if checks for the Original Notes in a principal amount not exchanged, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

ISSUE CERTIFICATE(S) TO:

Name
     ---------------------------------------------------------------------------
                                    (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

Credit Original Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
DTC Account Number

                        SPECIAL DELIVERY INSTRUCTIONS 6
                         (SEE INSTRUCTIONS 4, 5 AND 6)

  To be completed ONLY if certificates for Original Notes in a principal amount not exchanged, or Exchange Notes issued in exchange for Original Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

MAIL TO:

Name
     ---------------------------------------------------------------------------
                                    (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES. The tendered Original Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, or an Agent's Message (as defined below) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal, or an Agent's Message (as defined below) in lieu thereof, and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to the Company.

     The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC's system may utilize DTC's ATOP to tender. Accordingly, participants in DTC's ATOP may, in lieu of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer by causing the DTC to transfer the Original Notes to the Exchange Agent in accordance with the DTC's ATOP procedures for transfer. The DTC will then send an Agent's Message to the Exchange Agent.

     The term "Agent's Message" means a message transmitted by DTC received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the DTC has received an express acknowledgment from a participant in DTC's ATOP that is tendering Original Notes which are the subject of such book entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal (or, in the case of an Agent's Message relating to guaranteed delivery, that such participant has received and agrees to be bound by the applicable Notice of Guaranteed Delivery), and that the agreement may be enforced against such participant.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as hereinafter defined); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Note, and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) for all physically tendered Original Notes, or a Book-Entry Confirmation, and any other required documents by the Letter of Transmittal will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent; and (iii) the certificate(s) for all physically tendered Original Notes, in proper form for transfer, or a Book-Entry Confirmation, and, as the case may be, all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." Any Holder of Original Notes who wishes to tender his Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of the Original Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Original Notes not properly tendered or to not accept any particular Original Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Original Note either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender the Original Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Original Note either before or after the Expiration Date (including the Letter of Transmittal and instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of the Original Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     2. TENDER BY HOLDER. Only a Registered Holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Original Notes should contact the Registered Holder promptly and instruct such Registered Holder to tender Original Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Original Notes himself, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such Original Notes in such beneficial owner's name, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner's name or obtain a properly completed bond power from the Registered Holder of the Original Notes. The transfer of registered ownership may take considerable time and may not be able to be completed prior to the Expiration Date.

     3. PARTIAL TENDERS; WITHDRAWALS. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 8 3/4% Senior Subordinated Notes due 2007, Series A" above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Original Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. For a withdrawal to be effective, (i) a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth herein or (ii) holders must comply with the appropriate procedures of DTC's ATOP system. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn, (ii) identify the Original Notes to be withdrawn (including the serial number or numbers and the principal amount of Original Notes to be withdrawn), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered and (iv) specify the name in which such Original Notes are to be registered, if different from that of the withdrawing Holder. If Original Notes have been tendered pursuant to the procedure for book-entry described above, any notice of withdrawal must specify, in lieu of certificate numbers, the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of such facility. Any questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account maintained with DTC for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described in "Exchange Offer -- Procedures for Tendering Original Notes" set forth in the Prospectus.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the Registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the Registered Holder or Holders of Original Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Original Notes is to be reissued) to the Registered holder, the said holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution (as hereinafter defined).

     If the Letter of Transmittal is signed by a person or persons other than the Registered Holder or Holders of Original Notes, such Original Notes must be endorsed or accompanied by a properly completed bond power, in either case signed exactly as the names of the Registered Holder or Holders that appear on the original Notes with the signature thereon guaranteed by an Eligible Institution.

     If the Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with the Letter of Transmittal.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed unless the Original Notes surrendered for exchange pursuant thereto are tendered (i) by a Registered Holder of the Original Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or
(ii) for the account of an Eligible Institution (as defined below). In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm (an "Eligible Institution") that is a member of a recognized signature guarantee medallion program (an "Eligible Program") within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or Original Notes not exchanged are to be delivered to an address other than that of the Registered Holder appearing on the note register for the Original Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution. If the Original Notes are registered in the name of a person other than the person signing the Letter of Transmittal, the Original Notes surrendered for exchange must be endorsed by, or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder with the signature thereon guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different owner, the taxpayer identification or social security number of the person named must also be indicated.

     6. TAX IDENTIFICATION NUMBER. Under federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Exchange Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, or in the Agent's Message in lieu thereof, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), OR AN AGENT'S MESSAGE IN LIEU THEREOF, TOGETHER WITH CERTIFICATES FOR ALL PHYSICALLY TENDERED ORIGINAL NOTES, OR A BOOK ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Company (as payer), through the Exchange Agent, with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding for payments made on account of the Exchange Notes. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty or perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to payments made on account of the Exchange Notes the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Exchange Notes. If the Exchange Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

-------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME:
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE      --------------------------------------
 FORM W-9                      BOX AT RIGHT AND CERTIFY BY SIGNING AND       Social Security Number
                               DATING BELOW                                  OR
                                                                             --------------------------------------
                                                                             Employer Identification Number
                               ------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY     PART 2 -- Certification -- Under Penalties of Perjury, I   PART 3 --
 INTERNAL REVENUE SERVICE       certify that:                                               Awaiting TIN      [ ]
 PAYER'S REQUEST FOR TAXPAYER   (1) The number shown on this form is my correct Taxpayer
 IDENTIFICATION NUMBER (TIN)        Identification Number (or I am waiting for a number to
                                    be issued to me) and
                                (2) I am not subject to backup withholding either because
                                    I have not been notified by the Internal Revenue Service
                                    (the "IRS") that I am subject to backup withholding as
                                    a result of a failure to report all interest or
                                    dividends, or the IRS has notified me that I am no
                                    longer subject to backup withholding.
                               ------------------------------------------------------------------------------------
                                Certificate instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out times (2).

                               SIGNATURE ----------------------------------        DATE----------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature
          -----------------------------------------------------       Date